Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

GoodHaven Fund GOODX

(a series of Professionally Managed Portfolios)

Supplement dated January 25, 2016 to the
Summary Prospectus and Prospectus dated March 31, 2015

We wish to inform you that the Board of Trustees of Professionally Managed Portfolios (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby the GoodHaven Fund (the “Fund”) would reorganize out of the Trust and into a newly created corresponding series (also to be called the GoodHaven Fund and hereinafter the “New Fund”) under a newly formed Delaware trust, The GoodHaven Funds Trust (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the New Fund will have the same investment objective, principal investment strategies and key service providers.  The Fund’s and the New Fund’s investment adviser and portfolio managers will also remain the same.  However, the Reorganization would result in the New Fund being under the supervision of a different Board of Trustees.  The fees and expenses of the Fund will not change as a result of the Reorganization.

In the next few weeks, shareholders of record of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about March 30, 2016.  Approval for the Agreement and Plan of Reorganization with respect to the Fund requires an affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund’s outstanding shares.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Please retain this Supplement with the Summary Prospectus and Prospectus.